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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 25, 2004
                                                           -------------


                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of principal executive office)


                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

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

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

GAGNE SEVERENCE AGREEMENT.

         On June 25, 2004, the Registrant and Kevin M. Gagne entered into a Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 (the "Severance Agreement"), pursuant to which Mr. Gagne's employment with the Registrant was terminated and Mr. Gagne resigned as an officer and director of the Registrant.

         Pursuant to the Severance Agreement, Mr. Gagne will receive severance payments in the amount of $10,000 per month for 36 months commencing August 1, 2004. In addition, the Severance Agreement provides for mutual releases of all matters arising out of or related to Mr. Gagne's employment by the Registrant and any of its subsidiaries or to Mr. Gagne serving as an officer or director of the Registrant or any of its subsidiaries, other than the Registrant's obligations to indemnify Mr. Gagne and Mr. Gagne's covenant not to compete with the Registrant. Pursuant to the terms of the Severance Agreement, the Registrant also granted to Mr. Gagne certain registration rights to register shares of common stock of the Registrant beneficially owned by Mr. Gagne.

         Statements contained in this Current Report on Form 8-K as to the contents of the Severance Agreement are not necessarily complete, and are qualified in all respects by making reference to the actual provisions of the Severance Agreement, a copy of which is filed as an exhibit hereto.

ELECTION OF DIRECTOR.

         On June 25, 2004, Donald A. Wojnowski Jr., the President of the Registrant, was elected as a director of the Registrant to fill the vacancy created by Mr. Gagne's resignation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         10.1 Severance Agreement, dated June 25, 2004, between Kevin M. Gagne and the Registrant.

         99.1 Press Release, dated June 25, 2004, of the Registrant, relating to the resignation of Kevin M. Gagne and the election of Donald A. Wojnowski Jr. to the board of directors of the Registrant.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  June 29, 2004                   By: /s/ Donald A. Wojnowski Jr.
                                           ---------------------------
                                           Donald A. Wojnowski Jr.
                                           President



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

                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit Title
       -----------         -------------

         10.1 Severance Agreement, dated June 25, 2004, between Kevin M. Gagne and the Registrant.

         99.1 Press release dated June 25, 2004, of the Registrant, relating to the resignation of Kevin M. Gagne and the election of Donald A. Wojnowski Jr. to the board of directors of the Registrant.



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